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                                                                   EXHIBIT 10.17

                                                                  EXECUTION COPY



                  LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT,
                       AND ASSIGNMENT OF LEASES AND RENTS

================================================================================

                                     made by

                             D.J. Orthopedics, LLC,
                                   as Grantor


                                       to


                     FIRST AMERICAN TITLE INSURANCE COMPANY,
                                   as Trustee

                               for the benefit of

                           FIRST UNION NATIONAL BANK,
                       as Collateral Agent, as Beneficiary


================================================================================

                          Prepared Out of State by and,
                             When Recorded, Mail to:


                                Amy Delsack, Esq.
                             Cravath, Swaine & Moore
                                 Worldwide Plaza
                                825 Eighth Avenue
                             New York, NY 10019-7475





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           LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT, FIXTURE FILING
                       AND ASSIGNMENT OF LEASES AND RENTS

                     THIS LEASEHOLD DEED OF TRUST, SECURITY AGREEMENT AND
              ASSIGNMENT OF LEASES AND RENTS dated as of June 30, 1999 (this "Deed of Trust"), by DJ Orthopedics, LLC, a Delaware limited liability corporation, having an office at 2985 Scott Street, Vista California, 92083 (the "Grantor"), to First American Title Insurance Company, 114 East Fifth Street, Santa Ana, California 92701 as trustee ("Trustee") for the benefit of FIRST UNION NATIONAL BANK, a New York banking corporation ("First Union"), having an office at 301 South College Street, Charlotte, North Carolina 28288 as collateral agent (in such capacity, the "Collateral Agent") for the benefit of the Secured Parties (as defined below) (the "Beneficiary");

                                WITNESSETH THAT:

       A. Reference is made to the Credit Agreement dated as of June 30, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Grantor, DonJoy, L.L.C. ("DonJoy"), a Delaware limited liability company, the financial institutions party thereto as lenders (together with the Swingline Lender (as defined below) the "Lenders"), First Union, as administrative agent (in such capacity, the "Administrative Agent") and as Collateral Agent and The Chase Manhattan Bank, as syndication agent, as the issuing bank (in such capacity, the "Issuing Bank") and as swingline lender (in such capacity, the "Swingline Lender"). As used herein, the term "Secured Parties" shall mean (i) the Lenders, (ii) the Administrative Agent, (iii) the Collateral Agent, (iv) the Issuing Bank, (v) each counterparty to a Hedging Agreement entered into with the Borrower if such counterparty was a Lender (or an Affiliate of a Lender) at the time the Hedging Agreement was entered into,
(vi) the beneficiaries of each indemnification obligation undertaken by the Borrower under any Loan Document and (vii) the successors and permitted assigns of each of the foregoing. Pursuant to the Credit Agreement, (i) the Lenders have lent or agreed to lend to the Borrower (a) on a term basis, Term Loans (such term and each other capitalized term used herein but not defined herein shall have the meaning assigned to such term in the Credit Agreement) in an aggregate principal amount not in excess of $28,500,000, and (b) on a revolving basis, Revolving Loans, at any time after the


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Effective Date and from time to time prior to the Revolving Maturity Date, in an aggregate principal amount at any time outstanding not in excess of the difference between $25,000,000 and the sum of (x) the aggregate principal amount of the Swingline Loans outstanding at such time and (y) the L/C Exposure at such time, (ii) the Issuing Bank has agreed to issue Letters of Credit at any time and from time to time prior to the Revolving Maturity Date, in an aggregate stated amount at any time outstanding not in excess of the lesser of (A) $5,000,000 and (B) the difference between $25,000,000 and the sum of (x) the aggregate principal amount of the Swingline Loans outstanding at such time and
(y) the L/C Exposure at such time and (iii) the Swingline Lender has agreed to lend, on a revolving basis, Swingline Loans, at any time and from time to time prior to the Revolving Maturity Date, in an aggregate principal amount at any time outstanding not in excess of the lesser of (A) $2,500,000 and (B) the difference between $25,000,000 and the sum of (x) the aggregate principal amount of the Swingline Loans outstanding at such time and (y) the L/C Exposure at such time.

       B. The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit under the Credit Agreement are conditioned upon, among other things, the execution and delivery by the Grantor of this Deed of Trust in the form hereof, to secure the due and punctual payment of (a) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (b) each payment required to be made by the Grantor under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, (c) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Grantor to the Secured Parties under the Credit Agreement, this Deed of Trust and the other Loan Documents to which the Grantor is or is to be a party, (d) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Grantor under or pursuant to the Credit Agreement, this Deed of Trust and the other Loan Documents and (e) the due and punctual payment and performance of all obligations of the Grantor under each Hedging Agreement entered into with a counterparty that was a Lender (or an Affiliate of a Lender) at the time such Hedging Agreement was entered into (all the obligations referred to in the preceding clauses (a) through (e) being referred to collectively, as the "Obligations").

       C. Grantor is the subtenant under that certain sublease dated as of June _, 1999, by and between, Smith & Nephew, Inc. as sublessor, and Grantor as sublessee (such lease as amended, supplemented or otherwise modified from time to time, the "Subject Lease").

                                Granting Clauses


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       NOW THEREFORE, IN CONSIDERATION OF the foregoing and in order to secure
(A) the due and punctual payment and performance of the Obligations, (B) the due and punctual payment by the Grantor of all taxes and insurance premiums relating to the Trust Property and (C) all disbursements made by Beneficiary for the payment of taxes, common area charges or insurance premiums, all fees, expenses or advances in connection with or relating to the Trust Property, and interest on such disbursements and other amounts not timely paid in accordance with the terms of the Credit Agreement, this Deed of Trust and the other Loan Documents, Grantor hereby grants, conveys, mortgages, assigns and grants a security interest in and pledges to the Trustee, IN TRUST FOREVER, with power of sale, for the benefit of Beneficiary (for the ratable benefit of the Secured Parties), a security interest in, all the following described property (the "Trust Property") whether now owned or held or hereafter acquired:

              (1) all Grantor's right, title and interest in the subleasehold estate in the land more particularly described on Exhibit A hereto (the "Land"), as created by the Subject Lease, including all rights of Grantor under the Subject Lease, including the easements over certain other adjoining land granted by any easement agreements, covenant or restrictive agreements and all air rights, mineral rights, water rights, oil and gas rights and development rights, if any, relating thereto, and also together with all of the other easements, rights, privileges, interests, hereditaments and appur tenances thereunto belonging or in anyway appertaining and all of the estate, right, title, interest, claim or demand whatsoever of Grantor therein and in the streets and ways adjacent thereto, either in law or in equity, in possession or expectancy, now or hereafter acquired (the "Premises");

              (2) all Grantor's right, title and interest in all buildings, improvements, structures, paving, parking areas, walkways and landscaping now or hereafter erected or located upon the Land, and all fixtures of every kind and type affixed to the Premises or attached to or forming part of any structures, buildings or improvements and replacements thereof now or hereafter erected or located upon the Land (the "Improvements");

              (3) all Grantor's right, title and interest in all apparatus, movable appliances, building materials, equipment, fittings, furnishings, furniture, machinery and other articles of tangible personal property of every kind and nature, and replacements thereof, now or at any time hereafter placed upon or used in any way in connection with the use, enjoyment, occupancy or operation of the Improvements or the Premises, including all of Grantor's books and records relating thereto and including all pumps, tanks, goods, machinery, tools, equipment, lifts (including fire sprinklers and alarm systems, fire prevention or control systems, cleaning rigs, air conditioning, heating, boilers, refrigerating, electronic monitoring, water, loading, unloading, lighting, power, sanitation, waste removal, entertainment, communications, computers, recreational, window or structural, maintenance, truck or car repair and all other equipment of every kind), restaurant, bar and all other indoor or outdoor furniture (including tables, chairs, booths, serving stands, planters, desks, sofas, racks, shelves, lockers and cabinets), bar equipment, glasses, cutlery, uniforms, linens, memorabilia and other decorative items, furnishings, appliances, supplies, inventory,

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       rugs, carpets and other floor coverings, draperies, drapery rods and brackets, awnings, venetian blinds, partitions, chandeliers and other lighting fixtures, freezers, refrigerators, walk-in coolers, signs (indoor and outdoor), computer sys tems, cash registers and inventory control systems, and all other apparatus, equipment, furniture, furnishings, and articles used in connection with the use or operation of the Improvements or the Premises, it being understood that the enumeration of any specific articles of property shall in no way result in or be held to exclude any items of property not specifically mentioned, provided that, to the extent inconsistent with the Loan Documents, the definitions in the Loan Documents shall control (the property referred to in this subparagraph (3), the "Personal Property");

              (4) all Grantor's right, title and interest in all general intangibles relating to design, development, operation, management and use of the Premises or the Improvements, all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations and consents obtained from and all materials prepared for filing or filed with any governmental agency in connection with the development, use, operation or management of the Premises and Improvements, all construction, service, engineering, consulting, leasing, architectural and other similar contracts concerning the design, construction, management, operation, occupancy and/or use of the Premises and Improvements, all architectural drawings, plans, specifications, soil tests, feasibility studies, appraisals, environmental studies, engi neering reports and similar materials relating to any portion of or all of the Premises and Improvements, and all payment and performance bonds or warranties or guarantees relating to the Premises or the Improvements, all to the extent assignable provided that, to the extent inconsistent with the Loan Documents, the definitions in the Loan Documents shall control (the "Permits, Plans and Warranties");

              (5) Grantor's interest in and rights under any and all now or hereafter existing leases or licenses (under which Grantor is landlord or licensor) and subleases (subject to prohibitions therein) (under which Grantor is sublandlord), concession, management, mineral or other agreements of a similar kind that permit the use or occupancy of the Premises or the Improvements for any purpose in return for any payment, or the extraction or taking of any gas, oil, water or other minerals from the Premises in return for payment of any fee, rent or royalty (collectively, "Leases"), and all agreements or contracts for the sale or other disposition of all or any part of the Premises or the Improvements, now or hereafter entered into by Grantor, together with all charges, fees, income, issues, profits, receipts, rents, revenues or royalties payable thereunder ("Rents");

              (6) Subject to Section 5.08 of the Credit Agreement, all Grantor's right, title and interest in and to all real estate tax refunds and all proceeds of the conversion, voluntary or involuntary, of any of the Trust Property into cash or liquidated claims ("Proceeds"), including Proceeds of insurance maintained by the Grantor and condemnation awards, any awards that may become due by reason of the taking by eminent domain or any transfer in lieu thereof of the whole or any part of the Premises or Improvements or any rights appurtenant thereto, and any awards for change of grade of streets, together with any and all moneys now or hereafter on



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       deposit for the payment of real estate taxes, assessments or common area charges levied against the Trust Property, unearned premiums on policies of fire and other insurance maintained by the Grantor covering any interest in the Trust Property or required by the Credit Agreement; and

              (7) all Grantor's right, title and interest in and to all extensions, improvements, betterments, renewals, substitutes and replacements of and all additions and appurtenances to, the Land, the Premises, the Improvements, the Personal Property, the Permits, Plans and Warranties and the Leases, hereinafter acquired by or released to the Grantor or constructed, assembled or placed by the Grantor on the Land, the Premises or the Improvements, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, deed of trust, conveyance, assignment or other act by the Grantor, all of which shall become subject to the lien of this Deed of Trust as fully and completely, and with the same effect, as though now owned by the Grantor and specifically described herein.

       TO HAVE AND TO HOLD the Trust Property unto the Trustee, its successors and assigns, for the benefit of Beneficiary (for the ratable benefit of the Secured Parties), forever, subject only to the Permitted Encumbrances (as hereinafter defined) and to satisfaction and cancelation as provided in Section
3.04. IN TRUST NEVERTHELESS, upon the terms and trust herein set forth for the benefit and security of the Beneficiary.

                                    ARTICLE I

              Representations, Warranties and Covenants of Grantor


       Grantor agrees, covenants, represents and/or warrants as follows:

       SECTION 1.01. Title. (a) Grantor is lawfully seized and possessed of, and has a valid, subsisting leasehold estate in the Land and Improvements subject to no lien, charge or encumbrance, and this Deed of Trust is and will remain a valid and enforceable first and prior lien on the Premises, Improvements and the Rents subject only to, in each case, Liens permitted by Section 6.02 of the Credit Agreement and the exceptions and encumbrances referred to in Schedule B to the title insurance policy being issued to insure the lien of this Deed of Trust (collectively, the "Permitted Encumbrances").

       (b) Grantor has good and marketable title to or a leasehold interest in all the Personal Property subject to no lien, charge or encumbrance other than this Deed of Trust and the Permitted Encumbrances and as otherwise permitted by the Credit Agreement. Except as may be permitted under the Credit Agreement, the Personal Property is not and will not become the subject matter of any lease or other arrangement that is not a Permitted Encumbrance whereby the ownership of any Personal Property will be held by any person or entity other than Grantor; except as permitted under the Credit Agreement, none of the Personal Property will be removed from the Premises or the Improvements unless the same is no longer needed for the continued operation of the Premises and the Improvements as


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currently operated (or as then operated, to the extent that any change from the current manner of operation was permitted by the Credit Agreement) or is replaced by other Personal Property of substantially equal or greater utility and value; and Grantor will not create or cause to be created (other than Permitted Encumbrances) any security interest covering any of the Personal Property other than the security interest in the Personal Property created in favor of Beneficiary by this Deed of Trust or any other agreement collateral hereto. The Trust Property is served by water, gas, electric, septic storm and sanitary sewage facilities, and such utilities serving the Premises and the Improvements are located in and in the future will be located fully within the Premises. There is vehicular access to the Premises and the Improvements which is provided by, either a public right-of-way abutting and contiguous with the Land or valid recorded unsubordinated easements.

       (c) Except as set forth on Schedule A hereto, there are no leases affecting a material portion of the Trust Property. Each Lease is in full force and effect, and, except as set forth on Schedule A hereto, Grantor has not given, nor to Grantor's knowledge has it received, any uncured or unwaived notice of default with respect to any material obligation under any Lease. Each Lease is subject to no lien, charge or encumbrance other than this Deed of Trust and the Permitted Encumbrances. Grantor has not received any notice of, nor has any knowledge of any pending or contemplated condemnation proceeding affecting the Trust Property or any sale or disposition thereof in lieu of condemnation.

       (d) All easement agreements, covenant or restrictive agreements, supplemental agreements and any other instruments hereinabove referred to and mortgaged hereby are and will remain valid, subsisting and in full force and effect, unless the failure to remain valid, subsisting and in full force and effect, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the Trust Property, and Grantor is not in default thereunder and has fully performed the material terms thereof required to be performed through the date hereof, and has no knowledge of any default thereunder or failure to fully perform the terms thereof by any other party, nor of the occurrence of any event that after notice or the passage of time or both will constitute a default thereunder.

       (e) Grantor has good and lawful right and full power and authority to mortgage the Trust Property and will forever warrant and defend its title to the Trust Property, the rights of Beneficiary therein under this Deed of Trust and the validity and priority of the lien of this Deed of Trust thereon against the claims of all persons and parties except those having rights under Permitted Encumbrances to the extent of those rights.

       (f) This Deed of Trust, when duly recorded in the appropriate public records and when financing statements are duly filed in the appropriate public records, will create a valid and enforceable lien upon and security interest in all the Trust Property and there will be no defenses or offsets to this Deed of Trust that will be asserted by Grantor or its Affiliates (or any third party defense or offset now known to Grantor or its Affiliates) or to any of the Obligations secured hereby for so long as any portion of the Obligations is outstanding, other than payment of the Obligations.

       SECTION 1.02. Credit Agreement; Certain Amounts. (a) This Deed of Trust is given pursuant to the Credit Agreement. Each and every term and provision of the Credit


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Agreement (excluding the governing law provisions thereof), including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties thereto shall be considered as if a part of this Deed of Trust and to the extent there is a specific conflict between the terms hereof and the terms of the Credit Agreement (except with respect to Section 1.01 hereof), the terms of the Credit Agreement shall control.

       (b) If any remedy or right of Trustee or Beneficiary pursuant hereto is acted upon by Trustee or Beneficiary or if any actions or proceedings (including any bankruptcy, insolvency or reorganization proceedings) are commenced in which Trustee or Beneficiary is made a party and is obliged to defend or uphold or enforce this Deed of Trust or the rights of Trustee or Beneficiary hereunder or the terms of any Lease, or if a condemnation proceeding is instituted affecting the Trust Property, Grantor will pay all reasonable sums, including reasonable attorneys' fees and disbursements, incurred by Trustee or Beneficiary related to the exercise of any remedy or right of Trustee or Beneficiary pursuant hereto or for the reasonable expense of any such action or proceeding together with all statutory or other costs, disbursements and allowances, interest thereon from the date of demand for payment thereof at the rate specified in clause (b) of
Section 2.07 of the Credit Agreement (the "Default Interest Rate"), and such sums and the interest thereon shall, to the extent permissible by law, be a lien on the Trust Property prior to any right, title to, interest in or claim upon the Trust Property attaching or accruing subsequent to the recording of this Deed of Trust and shall be secured by this Deed of Trust to the extent permitted by law. Any payment of amounts due to Trustee or Beneficiary under this Deed of Trust not made on or before the due date for such payments shall accrue interest daily without notice from the due date until paid at the Default Interest Rate, and such interest at the Default Interest Rate shall be immediately due upon demand by Trustee or Beneficiary.

       SECTION 1.03. Payment of Taxes, Liens and Charges. (a) Except as may be permitted by Section 5.03 of the Credit Agreement, Grantor will pay and discharge from time to time prior to the time when the same shall become delinquent, and before any interest or penalty accrues thereon or attaches thereto, all taxes of every kind and nature, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents, all vault charges, and all other public charges, and all service charges, common area charges, private maintenance charges, utility charges and all other private charges, whether of a like or different nature, imposed upon or assessed against the Trust Property or any part thereof or upon the Rents from the Trust Property or arising in respect of the occupancy, use or possession thereof.

       (b) At any time that an Event of Default shall occur hereunder and be continuing, or if required by any law applicable to Grantor or to Beneficiary, Beneficiary shall have the right to direct Grantor to make an initial deposit on account of real estate taxes and assessments, insurance premiums and common area charges, levied against or payable in respect of the Trust Property in advance and thereafter semi-annually, each such deposit to be equal to one-half of any such annual charges estimated in a reasonable manner by Beneficiary in order to accumulate with Beneficiary sufficient funds to pay such taxes, assessments, insurance premiums and charges.



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       SECTION 1.04. Payment of Closing Costs. Grantor shall pay all costs in connection with, relating to or arising out of the preparation, execution and recording of this Deed of Trust, including title company premiums and charges, inspection costs, survey costs, recording fees and taxes which are due, reasonable attorneys', engineers', appraisers' and consultants' fees and disbursements and all other similar reasonable expenses of every kind.

       SECTION 1.05. Alterations and Waste; Plans. (a) Except as may be permitted under the Credit Agreement, no Improvements will be materially altered or demolished or removed in whole or in part by Grantor. Grantor will not erect any additions to the existing Improvements or other structures on the Premises which will materially interfere with the operation conducted thereon on the date hereof, without the written consent of Beneficiary. Grantor will not commit any waste on the Trust Property or make any alteration to, or change in the use of, the Trust Property that will diminish the utility thereof for the operation of the business except as may be permitted under the Credit Agreement or materially in crease any ordinary fire or other hazard arising out of construction or operation, but in no event shall any such alteration or change be contrary to the terms of any insurance policy required to be kept pursuant to Section 1.06. In accordance with the Credit Agreement, Grantor will maintain and operate the Improvements and Personal Property in good repair, working order and condition, reasonable wear and tear excepted.

       (b) To the extent the same exist on the date hereof or are obtained in connection with future permitted alterations, Grantor shall maintain a complete set of final plans, specifications, blueprints and drawings for the Trust Property either at the Trust Property or in a particular office at the headquarters of Grantor to which Beneficiary shall have access upon reasonable advance notice and at reasonable times.

       SECTION 1.06. Insurance. Grantor will keep or cause to be kept the Improvements and Personal Property insured against such risks, and in the manner, required by Section 5.02 of the Credit Agreement.

       SECTION 1.07. Casualty; Restoration of Casualty Damage. The Grantor shall, in accordance with Section 5.12 of the Credit Agreement, give Beneficiary prompt written notice of any Casualty to the Trust Property. Subject to the limitations and provisions of Section 5.12 of the Credit Agreement, payment of any loss will be made directly in its entirety to Beneficiary and any such proceeds relating to a Casualty shall be held or applied by Beneficiary in accordance with Section 5.12 of the Credit Agreement.

       SECTION 1.08. Condemnation/Eminent Domain. The Grantor shall, in accordance with Section 5.12 of the Credit Agreement, notify the Beneficiary promptly upon obtaining knowledge of any pending or threatened Condemnation of the Trust Property. All Condemnation Proceeds shall be held and applied by Beneficiary in accordance with Section 5.12 of the Credit Agreement.

       SECTION 1.09. Assignment of Leases and Rents. (a) Grantor hereby irrevocably and absolutely grants, transfers and assigns to the Trustee for the benefit of Beneficiary (for the ratable benefit of the Secured Parties), all of its right title and interest in all Leases, together with any and all extensions and renewals thereof for purposes of securing and discharging the

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performance by Grantor of the Obligations. Grantor has not assigned or executed any assignment of, and will not assign or execute any assignment of, any other Lease or their respective Rents to anyone other than Trustee for the benefit of Beneficiary (for the ratable benefit of the Secured Parties).

       (b) Without Beneficiary's prior written consent, Grantor will not (i) modify, amend, terminate or consent to the cancelation or surrender of any Lease if such modification, amendment, termination or consent would, in the reasonable judgment of the Beneficiary, be adverse in any material respect to the interests of the Lenders, the value of the Trust Property or the lien created by this Deed of Trust or (ii) consent to an assignment of any tenant's interest in any Lease or to a subletting thereof covering a material portion of the Trust Property.

       (c) Subject to Section 1.09(d), Grantor has assigned and transferred to Trustee for the benefit of Beneficiary (for the ratable benefit of the Secured Parties) all of Grantor's right, title and interest in and to the Rents now or hereafter arising from each Lease heretofore or hereafter made or agreed to by Grantor, it being intended that this assignment establish, subject to Section 1.09(d), an absolute transfer and assignment of all Rents and all Leases to Beneficiary and not merely to grant a security interest therein. Subject to
Section 1.09(d), Beneficiary may in Grantor's name and stead (with or without first taking possession of any of the Trust Property personally or by receiver as provided herein) operate the Trust Property and rent, lease or let all or any portion of any of the Trust Property to any party or parties at such rental and upon such terms as Beneficiary shall, in its sole discretion, determine, and may collect and have the benefit of all of said Rents arising from or accruing at any time thereafter or that may thereafter become due under any Lease.


       (d) So long as an Event of Default shall not have occurred and be continuing, Beneficiary will not exercise any of its rights under Section 1.09(c), and Grantor shall receive and collect the Rents accruing under any Lease; but after the happening and during the continuance of any Event of Default, Beneficiary may, at its option, receive and collect all Rents and enter upon the Premises and Improvements through its officers, agents, employees or attorneys for such purpose and for the operation and maintenance thereof. Grantor hereby irrevocably authorizes and directs each tenant, if any, and each successor, if any, to the interest of any tenant under any Lease, respectively, to rely upon any notice of a claimed Event of Default sent by Beneficiary to any such tenant or any of such tenant's successors in interest, and thereafter to pay Rents to Beneficiary without any obligation or right to inquire as to whether an Event of Default actually exists and even if some notice to the contrary is received from the Grantor, who shall have no right or claim against any such tenant or successor in interest for any such Rents so paid to Beneficiary. Each tenant or any of such tenant's successors in interest from whom Beneficiary or any officer, agent, attorney or employee of Beneficiary shall have collected any Rents, shall be authorized to pay Rents to Grantor only after such tenant or any of their successors in interest shall have received written notice from Beneficiary that the Event of Default is no longer continuing, unless and until a further notice of an Event of Default is given by Beneficiary to such tenant or any of its successors in interest.



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       (e) Beneficiary will not become a mortgagee in possession so long as it does not enter or take actual possession of the Trust Property. In addition, Beneficiary shall not be responsible or liable for performing any of the obligations of the landlord under any Lease, for any waste by any tenant, or others, for any dangerous or defective conditions of any of the Trust Property, for negligence in the management, upkeep, repair or control of any of the Trust Property or any other act or omission by any other person.

       (f) Grantor shall furnish to Beneficiary, within 30 days after a request by Beneficiary to do so, a written statement containing the names of all tenants, subtenants and concessionaires of the Premises or Improvements, the terms of any Lease, the space occupied and the rentals or license fees payable thereunder.

       SECTION 1.10. Restrictions on Transfers and Encumbrances. Except as permitted by the Credit Agreement, Grantor shall not directly or indirectly sell, convey, alienate, assign, lease, sublease, license, mortgage, pledge, encumber or otherwise transfer, create, consent to or suffer the creation of any lien, charges or any form of encumbrance upon any interest in or any part of the Trust Property, or be divested of its title to the Trust Property or any interest therein in any manner or way, whether voluntarily or involuntarily (other than resulting from a Condemnation), or engage in any common, cooperative, joint, time-sharing or other congregate ownership of all or part thereof; provided, however, that Grantor may in the ordinary course of business within reasonable commercial standards, enter into easement or covenant agreements that relate to and/or benefit the operation of the Trust Property and that do not materially or adversely affect the use and operation of the same (except for customary utility easements that service the Trust Property, which are permitted).

       SECTION 1.11. Security Agreement. This Deed of Trust is both a mortgage of real property and a grant of a security interest in personal property, and shall constitute and serve as a "Security Agreement" within the meaning of the uniform commercial code as adopted in the state wherein the Premises are located ("UCC"). Grantor has hereby granted unto Beneficiary a security interest in and to all the Trust Property described in this Deed of Trust that is not real property, and simultaneously with the recording of this Deed of Trust, Grantor has filed or will file UCC financing statements, and will file continuation statements prior to the lapse thereof, at the appropriate offices in the state in which the Premises are located to perfect the security interest granted by this Deed of Trust in all the Trust Property that is not real property. Grantor hereby appoints Beneficiary as its true and lawful attorney-in-fact and agent, for Grantor and in its name, place and stead, in any and all capacities, to execute any document and to file the same in the appropriate offices (to the extent it may lawfully do so), and to perform each and every act and thing reasonably requisite and necessary to be done to perfect the security interest contemplated by the preceding sentence. Beneficiary shall have all rights with respect to the part of the Trust Property that is the subject of a security interest afforded by the UCC in addition to, but not in limitation of, the other rights afforded Beneficiary hereunder and under the Security Agreement.

       SECTION 1.12. Filing and Recording. Grantor will cause this Deed of Trust, any other security instrument creating a security interest in or evidencing the lien hereof upon the Trust Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the security interest of Beneficiary in, the Trust Property. Grantor will pay all filing, registration or recording fees, and all reasonable expenses incidental to the execution and acknowledgment of this Deed of Trust, any mortgage supplemental hereto, any security instrument with respect to the Personal Property, and any instrument of further assurance and all Federal, state, county and municipal recording, documentary or intangible taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution, delivery and recording of this Deed of Trust, any mortgage supplemental hereto, any security instrument with respect to the Personal Property or any instrument of further assurance.

       SECTION 1.13. Further Assurances. Upon demand by Beneficiary, Grantor will, at the cost of Grantor and without expense to Trustee or Beneficiary, do, execute, acknowledge and deliver all such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Beneficiary shall from time to time reasonably require for the better assuring, conveying, assigning, transferring and confirming unto Beneficiary the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Grantor may be or may hereafter become bound to convey or assign to Beneficiary, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust, or for filing, registering or recording this Deed of Trust, and on demand, Grantor will also execute and deliver and hereby appoints Beneficiary as its true and lawful attorney-in-fact and agent, for Grantor and in its name, place and stead, in any and all capacities, to execute and file to the extent it may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments reasonably requested by Beneficiary to evidence more effectively the lien hereof upon the Personal Property and to perform each and every act and thing requisite and necessary to be done to accomplish the same.

       SECTION 1.14. Additions to Trust Property. All right, title and interest of Grantor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Trust Property hereafter acquired by or released to Grantor or constructed, assembled or placed by Grantor upon the Premises or the Improvements, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case without any further mortgage, conveyance, assignment or other act by Grantor, shall become subject to the lien and security interest of this Deed of Trust as fully and completely and with the same effect as though now owned by Grantor and specif ically described in the grant of the Trust Property above, but at any and all times Grantor will execute and deliver to Beneficiary any and all such further assurances, mortgages, conveyances or assignments thereof as Beneficiary may reasonably require for the purpose of expressly and specifically subjecting the same to the lien and security interest of this Deed of Trust.

       SECTION 1.15. No Claims Against Trustee or Beneficiary. Nothing contained in this Deed of Trust shall constitute any consent or request by Trustee or Beneficiary, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Trust Property or any part thereof, nor as giving Grantor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Trustee or Beneficiary in respect thereof.

       SECTION 1.16. Fixture Filing. Certain of the Trust Property is or will become "fixtures" (as that term is defined in the UCC) on the Land, and this Deed of Trust upon being filed for record in the real estate records of the county wherein such fixtures are situated shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said UCC upon such of the Trust Property that is or may become fixtures.


                                   ARTICLE II

                              Defaults and Remedies

       SECTION 2.01. Events of Default. It shall be an Event of Default under this Deed of Trust if any Event of Default (as therein defined) shall exist pursuant to the Credit Agreement.

       SECTION 2.02. Demand for Payment. If an Event of Default shall occur and be continuing, then, upon written demand of Beneficiary, Grantor will pay to Beneficiary all amounts due hereunder and such further amount as shall be sufficient to cover the costs and expenses of collection, including attorneys' fees, disbursements and expenses incurred by Trustee or Beneficiary and Trustee or Beneficiary shall be entitled and empowered to institute an action or proceedings at law or in equity for the collection of the sums so due and unpaid, to prosecute any such action or proceedings to judgment or final decree, to enforce any such judgment or final decree against Grantor and to collect, in any manner provided by law, all moneys adjudged or decreed to be payable.

       SECTION 2.03. Rights To Take Possession, Operate and Apply Revenues. (a) If an Event of Default shall occur and be continuing, Grantor shall, upon demand of Beneficiary, forthwith surrender to Beneficiary actual possession of the Trust Property and, if and to the extent permitted by law, Beneficiary itself, or by such officers or agents as it may appoint, may then enter and take possession of all the Trust Property without the appointment of a receiver or an application therefor, exclude Grantor and its agents and employees wholly therefrom, and have access to the books, papers and accounts of Grantor.

       (b) If Grantor shall for any reason fail to surrender or deliver the Trust Property or any part thereof after such demand by Beneficiary, Beneficiary may obtain a judgment or decree conferring upon Beneficiary the right to immediate possession or requiring Grantor to deliver immediate possession of the Trust Property to Beneficiary, to the entry of which judgment or decree Grantor hereby specifically consents. Grantor will pay to Beneficiary, upon demand, all reasonable expenses of obtaining such judgment or decree, including reasonable compensation to Beneficiary's attorneys and agents with interest thereon at the Default Interest Rate; and all such expenses and compensation shall, until paid, be secured by this Deed of Trust.

       (c) Upon every such entry or taking of possession, Beneficiary may hold, store, use, operate, manage and control the Trust Property, conduct the business thereof and, from time to time, (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon, (ii) purchase or otherwise acquire additional fixtures, personalty and other property, (iii) insure or keep the Trust Property insured, (iv) manage and operate the Trust Property and exercise all the rights and powers of Grantor to the same extent as Grantor could in its own name or otherwise with respect to the same, or (v) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Beneficiary, all as may from time to time be directed or determined by Beneficiary to be in its best interest and Grantor hereby appoints Beneficiary as its true and lawful attorney-in-fact and agent, for Grantor and in its name, place and stead, in any and all capacities, to perform any of the foregoing acts. Beneficiary may collect and receive all the Rents, issues, profits and revenues from the Trust Property, including those past due as well as those accruing thereafter, and, after deducting (i) all expenses of taking, holding, managing and operating the Trust Property (including compensation for the services of all persons employed for such purposes), (ii) the costs of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions,
(iii) the costs of insurance, (iv) such taxes, assessments and other similar charges as Beneficiary may at its option pay, (v) other proper charges upon the Trust Property or any part thereof and (vi) the compensation, expenses and disbursements of the attorneys and agents of Beneficiary, Beneficiary shall apply the remainder of the moneys and proceeds so received first to the payment of the Beneficiary for the satisfaction of the Obligations, and second, if there is any surplus, to Grantor, subject to the entitlement of others thereto under applicable law.

       (d) Whenever, before any sale of the Trust Property under Section 2.06, all Obligations that are then due shall have been paid and all Events of Default fully cured, Beneficiary will surrender possession of the Trust Property back to Grantor, its successors or assigns. The same right of taking possession shall, however, arise again if any subsequent Event of Default shall occur and be continuing.

       SECTION 2.04. Right To Cure Grantor's Failure to Perform. If an Event of Default has occurred and is continuing, should Grantor fail in the payment, performance or observance of any term, covenant or condition required by this Deed of Trust or the Credit Agreement (with respect to the Trust Property), Beneficiary may pay, perform or observe the same, and all payments made or costs or expenses incurred by Beneficiary in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Grantor to Beneficiary with interest thereon at the Default Interest Rate. Beneficiary shall be the judge using reasonable discretion of the necessity for any such actions and of the amounts to be paid. Beneficiary is hereby empowered to enter and to authorize others to enter upon the Premises or the Improvements or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without having any obligation to so perform or observe and without thereby becoming liable to Grantor, to any person in possession holding under Grantor or to any other person.

       SECTION 2.05. Right to a Receiver. If an Event of Default shall occur and be continuing, Beneficiary, upon application to a court of competent jurisdiction, shall be entitled as a matter of right to the appointment of a receiver to take possession of and to operate the Trust Property and to collect and apply the Rents. The receiver shall have all of the rights and powers permitted under the laws of the state wherein the Trust Property is located. Grantor shall pay to Beneficiary upon demand all reasonable expenses, including receiver's fees, reasonable attorney's fees and disbursements, costs and agent's compensation incurred pursuant to the provisions of this Section 2.05; and all such expenses shall be secured by this Deed of Trust and shall be, without demand, immediately repaid by Grantor to Beneficiary with interest thereon at the Default Interest Rate.

       SECTION 2.06. Foreclosure and Sale. (a) If an Event of Default shall occur and be continuing, Beneficiary may elect to sell or to cause and direct the Trustee to sell the Trust Property or any part of the Trust Property by exercise of the power of foreclosure or of sale granted to Trustee and/or Beneficiary by applicable law or this Deed of Trust. In such case, Trustee or Beneficiary may commence a civil action to foreclose this Deed of Trust, or Trustee may proceed and sell the Trust Property to satisfy any Obligation. Trustee or Beneficiary or an officer appointed by a judgment of foreclosure to sell the Trust Property, may sell all or such parts of the Trust Property as may be chosen by Trustee or Beneficiary at the time and place of sale fixed by it in a notice of sale, either as a whole or in separate lots, parcels or items as Trustee or Beneficiary shall deem expedient, and in such order as it may determine, at public auction to the highest bidder. Trustee or Beneficiary or an officer appointed by a judgment of foreclosure to sell the Trust Property may postpone any fore closure or other sale of all or any portion of the Trust Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale. Without further notice, Trustee or Beneficiary or an officer appointed to sell the Trust Property may make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale. Any person, including Grantor or Beneficiary or any designee or affiliate thereof, may purchase at such sale.

       (b) The Trust Property may be sold subject to unpaid taxes and Permitted Encumbrances, and, after deducting all costs, fees and expenses of Trustee and Beneficiary (including costs of evidence of title in connection with the sale), Trustee or Beneficiary or an officer that makes any sale shall apply the proceeds of sale in the manner set forth in Section 2.08.

       (c) Any foreclosure or other sale of less than the whole of the Trust Property or any defective or irregular sale made hereunder shall not exhaust the power of foreclosure provided for herein; and subsequent sales may be made hereunder until the Obligations have been satisfied, or the entirety of the Trust Property has been sold.

       (d) If an Event of Default shall occur and be continuing, Trustee or Beneficiary may instead of, or in addition to, exercising the rights described in Section 2.06(a) above and either with or without entry or taking possession as herein permitted, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to specifically enforce payment of some or all of the Obligations, or the performance of any term, covenant, condition or agreement of this Deed of Trust or any other Loan Document or any other right, or (ii) to pursue any other remedy available to Trustee or Beneficiary, all as Trustee or Beneficiary shall determine most effectual for such purposes.

       SECTION 2.07. Other Remedies. (a) In case an Event of Default shall occur and be continuing, Beneficiary may also exercise, to the extent not prohibited by law, any or all of the remedies available to a secured party under the UCC.

       (b) In connection with a sale of the Trust Property or any Personal Property and the application of the proceeds of sale as provided in Section 2.08, Beneficiary shall be entitled to enforce payment of and to receive up to the principal amount of the Obligations, plus all other charges, payments and costs due under this Deed of Trust, and to recover a deficiency judgment for any portion of the aggregate principal amount of the Obligations remaining unpaid, with interest.

       SECTION 2.08. Application of Sale Proceeds and Rents. After any foreclosure sale of all or any of the Trust Property, Trustee or Beneficiary shall receive the proceeds of sale, no purchaser shall be required to see to the application of the proceeds and Trustee or Beneficiary shall apply the proceeds of the sale together with any Rents that may have been collected and any other sums that then may be held by Trustee or Beneficiary under this Deed of Trust as follows:

              FIRST, to the payment of the costs and expenses of such sale, including compensation to Trustee or Beneficiary's attorneys and agents, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Beneficiary under this Deed of Trust, together with interest at the Default Interest Rate on all advances made by Beneficiary, including all taxes or assessments (except any taxes, assessments or other charges subject to which the Trust Property shall have been sold) and the cost of removing any Permitted Encumbrance (except any Permitted Encumbrance subject to which the Trust Property was sold);

              SECOND, to the Beneficiary for the distribution to the Secured Parties for the satisfaction of the Obligations owed to the Secured Parties; and

              THIRD, to the Grantor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Beneficiary shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Deed of Trust. Upon any sale of the Trust Property by the Trustee or Beneficiary (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Trustee or Beneficiary or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Trust Property so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Trustee or Beneficiary or such officer or be answerable in any way for the misapplication thereof.

       SECTION 2.09. Grantor as Tenant Holding Over. If Grantor remains in possession of any of the Trust Property after any foreclosure sale by Trustee or Beneficiary, at Beneficiary's election Grantor shall be deemed a tenant holding over and shall forthwith surrender possession to the purchaser or purchasers at such sale or be summarily dispossessed or evicted according to provisions of law applicable to tenants holding over.

       SECTION 2.10. Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. Grantor waives, to the extent not prohibited by law, (i) the benefit of all laws now existing or that hereafter may be enacted providing for any appraisement of any portion of the Trust Property, (ii) the benefit of all laws now existing or that may be hereafter enacted in any way extending the time for the enforcement or the collection of amounts due under any of the Obligations or creating or extending a period of redemption from any sale made in collecting said debt or any other amounts due Beneficiary, (iii) any right to at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, homestead exemption valuation, stay, statute of limitations extension or redemption, or sale of the Trust Property as separate tracts, units or estates or as a single parcel in the event of foreclosure or notice of deficiency, and (iv) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of or each of the Obligations and marshaling in the event of foreclosure of this Deed of Trust.

       SECTION 2.11. Discontinuance of Proceedings. In case Trustee or Beneficiary shall proceed to enforce any right, power or remedy under this Deed of Trust by foreclosure, entry or otherwise, and such proceedings shall be discontinued or abandoned for any reason, or shall be determined adversely to Trustee or Beneficiary, then and in every such case Grantor, Trustee and Beneficiary shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Trustee or Beneficiary shall continue as if no such proceeding had been taken.

       SECTION 2.12. Suits To Protect the Trust Property. Trustee and/or Beneficiary shall have power (a) to institute and maintain suits and proceedings to prevent any impairment of the Trust Property by any acts that may be unlawful or in violation of this Deed of Trust, (b) to preserve or protect its interest in the Trust Property and in the Rents arising therefrom and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of or compliance with such enactment, rule or order would impair the security or be prejudicial to the interest of Trustee or Beneficiary hereunder.

       SECTION 2.13. Filing Proofs of Claim. In case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Grantor, Beneficiary shall, to the extent permitted by law, be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Beneficiary allowed in such proceedings for the Obligations secured by this Deed of Trust at the date of the institution of such proceedings and for any interest accrued, late charges and additional interest or other amounts due or that may become due and payable hereunder after such date.

       SECTION 2.14. Possession by Beneficiary. Notwithstanding the appointment of any receiver, liquidator or trustee of Grantor, any of its property or the Trust Property, Beneficiary shall be entitled, to the extent not prohibited by law, to remain in possession and control of all parts of the Trust Property now or hereafter granted under this Deed of Trust to Beneficiary in accordance with the terms hereof and applicable law.

       SECTION 2.15. Waiver. (a) No delay or failure by Trustee or Beneficiary to exercise any right, power or remedy accruing upon any breach or Event of Default shall exhaust or impair any such right, power or remedy or be construed to be a waiver of any such breach or Event of Default or acquiescence therein; and every right, power and remedy given by this Deed of Trust to Trustee or Beneficiary may be exercised from time to time and as often as may be deemed expedient by Trustee or Beneficiary. No consent or waiver by Beneficiary to or of any breach or default by Grantor in the performance of the Obligations shall be deemed or construed to be a consent or waiver to or of any other breach or Event of Default in the performance of the same or any other Obligations by Grantor hereunder. No failure on the part of Beneficiary to complain of any act or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall constitute a waiver by Beneficiary of its rights hereunder or impair any rights, powers or remedies consequent on any future Event of Default by Grantor.

       (b) Even if Beneficiary (i) grants some forbearance or an extension of time for the payment of any sums secured hereby, (ii) takes other or additional security for the payment of any sums secured hereby, (iii) waives or does not exercise some right granted herein or under the Loan Documents, (iv) releases a part of the Trust Property from this Deed of Trust, (v) agrees to change some of the terms, covenants, conditions or agreements of any of the Loan Documents,
(vi) consents to the filing of a map, plat or replat affecting the Premises
(vii) consents to the granting of an easement or other right affecting the Premises or (viii) makes or consents to an agreement subordinating Beneficiary's lien on the Trust Property hereunder; no such act or omission shall preclude Beneficiary from exercising any other right, power or privilege herein granted or intended to be granted in the event of any breach or Event of Default then made or of any subsequent default; nor, except as otherwise expressly provided in an instrument executed by Trustee and Beneficiary, shall this Deed of Trust be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or part of the Trust Property, Beneficiary is hereby authorized and empowered to deal with any vendee or transferee with reference to the Trust Property secured hereby, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.

       SECTION 2.16. Remedies Cumulative. No right, power or remedy conferred upon or reserved to Trustee or Beneficiary by this Deed of Trust is intended to be exclusive of any other right, power or remedy, and each and every such right, power and remedy shall be cumulative and concurrent and in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute.

                                   ARTICLE III

                                  Miscellaneous

       SECTION 3.01. Partial Invalidity. In the event any one or more of the provisions contained in this Deed of Trust shall for any reason be held to be invalid, illegal or unenforceable in any respect, such validity, illegality or unenforceability shall, at the option of Beneficiary, not affect any other provision of this Deed of Trust, and this Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

       SECTION 3.02. Notices. All communications and notices hereunder shall be in writing and given to Trustee in accordance with the terms of the Credit Agreement at the address set forth on the first page of this Deed of Trust and to Grantor or the Collateral Agent, as provided in the Credit Agreement.

       SECTION 3.03. Successors and Assigns. All of the grants, covenants, terms, provisions and conditions herein shall run with the Premises and the Improvements and shall apply to, bind and inure to, the benefit of the permitted successors and assigns of Grantor and the successors and assigns of Beneficiary.

       SECTION 3.04. Satisfaction and Cancelation. (a) The conveyance to Trustee of the Trust Property for the benefit of Beneficiary (for the ratable benefit of the Secured Parties) created and consummated by this Deed of Trust shall be null and void when all the Obligations have been indefeasibly paid in full in accordance with the terms of the Loan Documents and the Lenders have no further commitment to make Loans under the Credit Agreement, no Letters of Credit are outstanding and the Issuing Bank has no further obligation to issue Letters of Credit under the Credit Agreement.

       (b) The lien of this mortgage shall be released from such portion of the Trust Property as is required pursuant to and in accordance with the operative provisions of Section 6.05 of the Credit Agreement.

       (c) In connection with any termination or release pursuant to paragraph
(a), the Deed of Trust shall be marked "satisfied" by the Beneficiary and/or Trustee, and this Deed of Trust shall be canceled of record at the request and at the expense of the Grantor. Beneficiary and Trustee shall execute any documents reasonably requested by Grantor to accomplish the foregoing or to accomplish any release contemplated by paragraph (a) and Grantor will pay all costs and expenses, including reasonable attorneys' fees, disbursements and other charges, incurred by Beneficiary and Trustee in connection with the preparation and execution of such documents.

       SECTION 3.05. Definitions. As used in this Deed of Trust, the singular shall include the plural as the context requires and the following words and phrases shall have the following meanings: (a) "including" shall mean "including but not limited to"; (b) "provisions" shall mean "provisions, terms, covenants and/or conditions"; (c) "lien" shall mean "lien, charge, encumbrance, security interest, mortgage or deed of trust";

(d) "obligation" shall mean "obligation, duty, covenant and/or condition"; and
(e) "any of the Trust Property" shall mean "the Trust Property or any part thereof or interest therein". Any act that Trustee or Beneficiary is permitted to perform hereunder may be performed at any time and from time to time by Trustee Beneficiary or any person or entity designated by Trustee or Beneficiary. Any act that is prohibited to Grantor hereunder is also prohibited to all lessees of any of the Trust Property. Each appointment of Trustee or Beneficiary as attorney-in-fact for Grantor under the Deed of Trust is irrevocable, with power of substitution and coupled with an interest. Subject to the applicable provisions hereof, Beneficiary has the right to refuse to grant its consent, approval or acceptance or to indicate its satisfaction, in its sole discretion, whenever such consent, approval, acceptance or satisfaction is required hereunder.

       SECTION 3.06. Multisite Real Estate Transaction. Grantor acknowledges that this Deed of Trust is one of a number of Security Documents that secure the Obligations. Grantor agrees that the lien of this Deed of Trust shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Trustee or Beneficiary and without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by the Trustee or Beneficiary of any security for or guarantees of any of the Obligations hereby secured, or by any failure, neglect or omission on the part of Trustee or Beneficiary to realize upon or protect any Obligation or indebtedness hereby secured or any collateral security therefor including other Security Documents, except as otherwise provided by the laws of the State of California. The lien hereof shall not in any manner be impaired or affected by any release (except as to the property released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any of the Obligations secured or of any of the collateral security therefor, including other Security Documents or of any guarantee thereof, and Trustee or Beneficiary may at its discretion foreclose, exercise any power of sale, or exercise any other remedy available to it under any or all of the other Security Documents without first exercising or enforcing any of its rights and remedies hereunder. Such exercise of Trustee's or Beneficiary's rights and remedies under any or all of the other Security Documents shall not in any manner impair the indebtedness hereby secured or the lien of this Deed of Trust and any exercise of the rights or remedies of Trustee or Beneficiary hereunder shall not impair the lien of any other Security Documents or any of Trustee's or Beneficiary's rights and remedies thereunder. The Grantor specifically consents and agrees that Beneficiary may exercise its rights and remedies hereunder and under the other Security Documents separately or concurrently and in any order that it may deem appropriate and waives any rights of subrogation.

                                   ARTICLE IV

                              Particular Provisions

       This Deed of Trust is subject to the following provisions relating to the particular laws of the state wherein the Premises are located:

       SECTION 4.01. Applicable Law; Certain Particular Provisions. This Deed of Trust shall be governed by and construed in accordance with the internal law of the State of New York; provided, however, that the provisions of this Deed of Trust relating to the creation, perfection and enforcement of the lien and security interest created by this Deed of Trust in respect of the Trust Property and the exercise of each remedy provided hereby, including the power of foreclosure or power of sale procedures set forth in this Deed of Trust, shall be governed by and construed in accordance with the internal law of the state where the Trust Property is located, and Grantor and Beneficiary agrees to submit to jurisdiction and the laying of venue for any suit on this Deed of Trust in such state. The terms and provisions set forth in Appendix A attached hereto are hereby incorporated by reference as though fully set forth herein. In the event of any conflict between the terms and provisions contained in the body of this Deed of Trust and the terms and provisions set forth in Appendix A, the terms and provisions set forth in Appendix A shall govern and control.

       SECTION 4.02. Trustee's Powers and Liabilities. (a) Trustee, by acceptance hereof, covenants faithfully to perform and fulfill the trusts herein created, being liable, however, only for gross negligence, bad faith or wilful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by it in accordance with the terms hereof. All authorities, powers and discretions given in this Deed of Trust to Trustee and/or Beneficiary may be exercised by either, without the other, with the same effect as if exercised jointly.

       (b) Trustee may resign at any time upon giving 30 days' notice in writing to Grantor and to Beneficiary.

       (c) Beneficiary may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, inability to act or absence of Trustee from the state in which the premises are located, or in its sole discretion for any reason whatsoever, Beneficiary may, upon notice to the Grantor and without specifying the reason therefor and without applying to any court, select and appoint a successor trustee, and all powers, rights, duties and authority of the former Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of his duties unless required by Beneficiary. Such substitute trustee shall be appointed by written instrument duly recorded in the county where the Land is located. Grantor hereby ratifies and confirms any and all acts that the herein named Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof. Grantor hereby agrees, on behalf of itself and its heirs, executors, administrators and assigns, that the recitals contained in any deed or deeds executed in due form by any Trustee or substitute trustee, acting under the provisions of this instrument, shall be prima facie evidence of the facts recited, and that it shall not be necessary to prove in any court, otherwise than by such recitals, the existence of the facts essential to authorize the execution and delivery of such deed or deeds and the passing of title thereby.

       (d) Trustee shall not be required to see that this Deed of Trust is recorded, nor liable for its validity or its priority as a first deed of trust, or otherwise, nor shall Trustee be answerable or responsible for performance or observance of the covenants and agreements imposed upon Grantor or Beneficiary by this Deed of Trust or any other agreement. Trustee, as well as Beneficiary, shall have authority in their respective discretion to employ agents and attorneys in the execution of this trust and to protect the interest of the Beneficiary hereunder, and to the extent permitted by law they shall be compensated and all expenses relating to the employment of such agents and/or attorneys, including expenses of litigations, shall be paid out of the proceeds of the sale of the Trust Property conveyed hereby should a sale be had, but if no such sale be had, all sums so paid out shall be recoverable to the extent permitted by law by all remedies at law or in equity.

       (e) At any time, or from time to time, without liability therefor and with 10 days' prior written notice to Grantor, upon written request of Beneficiary and without affecting the effect of this Deed of Trust upon the remainder of the Trust Property, Trustee may (i) reconvey any part of the Trust Property, (ii) consent in writing to the making of any map or plat thereof, so long as Grantor has consented thereto, (iii) join in granting any easement thereon, so long as Grantor has consented thereto, or (iv) join in any extension agreement or any agreement subordinating the lien or charge hereof.


                                    ARTICLE V

                                  Subject Lease

       SECTION 5.01. The Subject Lease. (a) The Subject Lease is a valid and subsisting lease of that portion of the Premises demised thereunder for the term therein set forth, is in full force and effect in accordance with the terms thereof, and has not been modified except as expressly set forth herein. Grantor has delivered to Beneficiary a true, correct and complete copy of the Subject Lease. No material default exists, and to the Grantor's actual knowledge, no event or act has occurred and no condition exists which with the passage of time or the giving of notice or both would constitute a default, under the Subject Lease.

       (b) Without the prior written consent of Beneficiary, Grantor will not modify, amend, or in any way alter the terms of the Subject Lease if such modification, amendment or alteration would increase the monetary obligations, except to a de minimis extent, of the Grantor under the Subject Lease or otherwise be adverse in any respect to the interests of Beneficiary or the value of the Trust Property. Except to the extent permitted under the Credit Agreement, without the prior written consent of Beneficiary, Grantor will not
(i) in any way cancel, release, terminate, surrender or reduce the term of the Subject Lease, (ii) waive, excuse, condone or in any way release or discharge landlord of or from the obligations, covenants, conditions and agreements by said landlord to be done and performed and (iv) consent to the subordination of the Subject Lease to any mortgage except if Grantor and Beneficiary receive a nondisturbance agreement reasonably acceptable to Beneficiary.

Any attempt on the part of Grantor to do any of the foregoing without such written consent of Beneficiary shall be null and void and of no effect and shall constitute a Default hereunder.

       (c) Grantor shall at all times promptly and faithfully keep and perform in all material respects, or cause to be kept and performed in all material respects, all the covenants and conditions contained in the Subject Lease by the lessee therein to be kept and performed and shall in all material respects conform to and comply with the terms and conditions of the Subject Lease and Grantor further covenants that it will not knowingly do or permit anything to be done, the doing of which, or refrain from doing anything, the omission of which, will impair the security of this Deed of Trust or will be reason for declaring a default under the Subject Lease.

       (d) Grantor shall give Trustee and Beneficiary prompt notice in writing of any default on the part of the landlord under the Subject Lease or of the receipt by Grantor of any notice of default from the landlord thereunder by providing to Trustee and Beneficiary a copy of any such notice received by Grantor from such landlord and this shall be done without regard to the fact that Trustee or Beneficiary may be entitled to such notice directly from the landlord. Grantor shall promptly notify Trustee and Beneficiary of any default under the Subject Lease by landlord or giving of any notice by the landlord to Grantor of such landlord's intention to end the term thereof. Grantor shall furnish to Trustee or Beneficiary promptly upon Trustee's or Beneficiary's request any and all information concerning the performance by Grantor of the covenants of the Subject Lease and shall permit Trustee or Beneficiary or its representative at all reasonable times, upon reasonable notice, to make investigation or examination concerning the performance by Grantor of the covenants of the Subject Lease. Grantor shall deposit with Trustee and Beneficiary an exact copy of any notice, communication, plan, specification or other instrument or document received or given by Grantor in any way relating to or affecting the Subject Lease which may concern or affect the estate of the landlord or the lessee in or under the Subject Lease or the property leased thereby.

       (e) If an Event of Default has occurred and is continuing, Trustee or Beneficiary may (but shall not be obligated to) take any such action Trustee or Beneficiary deems necessary or desirable to cure, in whole or in part, any failure of compliance by Grantor under the Subject Lease; and upon the receipt by Trustee or Beneficiary from Grantor or the landlord under the Subject Lease of any written notice of default by Grantor as the lessee thereunder, Grantor may rely thereon, and such notice shall constitute full authority and protection to Trustee or Beneficiary for any action taken or omitted to be taken in good faith reliance thereon. All sums, including reasonable attorneys' fees, so expended by the Trustee or Beneficiary to cure or prevent any such default, or expended to sustain the lien of this Deed of Trust or its priority, shall be deemed secured by this Deed of Trust and shall be paid by the Grantor on demand, with interest accruing thereon at the Default Interest Rate. Grantor hereby expressly grants to Trustee for the benefit of Beneficiary (subject to the terms of the Subject Lease), and agrees that Trustee, for the benefit of Beneficiary shall have, the absolute and immediate right to enter in and upon the Land and the Improvements or any part thereof to such extent and as often as Trustee or Beneficiary, in its discretion, deems necessary or desirable in order to cure any such default or alleged default by Grantor.

       (f) Except as required by Section 5.01(g), Grantor shall not make any election or exercise any option or right or give any consent or approval for which a right to do so is expressly conferred upon Grantor as lessee under the Subject Lease without Beneficiary's prior written consent unless such election, exercise consent or approval would be adverse in any material respect to the interests of Beneficiary. Upon the occurrence and continuance of any Event of Default hereunder, all such rights, together with the right of termination, cancelation, modification, change, supplement, alteration or amendment of the Subject Lease, all of which have been assigned for collateral purposes to Beneficiary, shall automatically vest exclusively in and be exercisable solely by Beneficiary.

       (g) Grantor shall (i) exercise any option to renew or extend the term of the Subject Lease in such manner as will cause the term of the Subject Lease effectively to be renewed or extended for the period provided by such option and
(ii) give immediate written notice thereof to Beneficiary; provided that in the event of failure of Grantor so to do, Beneficiary shall have, and is hereby granted, the irrevocable right to exercise any such option, whether in its own name and behalf or in the name and behalf of its designee or nominee or in the name and behalf of Grantor or in any other manner authorized under the Subject Lease as Beneficiary shall in its sole discretion determine.

       (h) Grantor will give Beneficiary prompt written notice of the commencement of any arbitration or appraisal proceeding under and pursuant to the provisions of the Subject Lease. Following the occurrence and during the continuance of an Event of Default, Beneficiary shall have the right, but not the obligation, to participate in any such proceeding and Grantor shall confer with Beneficiary to the extent which Beneficiary deems necessary for the protection of Beneficiary. Grantor may compromise any dispute or approval which is the subject of an arbitration or appraisal proceeding with the prior written consent of Beneficiary which approval will not be unreasonably withheld or delayed.

       (i) So long as this Deed of Trust is in effect, there shall be no merger of the Subject Lease or any interest therein, or of the leasehold estate created thereby, with the fee estate in the Land or any portion thereof by reason of the fact that the Subject Lease or such interest therein may be held directly or indirectly by or for the account of any person who shall hold the landlord's leasehold estate or fee estate in the Land or any portion thereof or any interest of the landlord under the Subject Lease. In case the Grantor acquires fee title to the Land, this Deed of Trust shall attach to and cover and be a lien upon the fee title or such other estate so acquired, and such fee title or other estate shall, without further assignment, mortgage or conveyance, become and be subject to the lien of and covered by this Deed of Trust. Grantor shall notify Beneficiary of any such acquisition and, on written request by Beneficiary, shall cause to be executed and recorded all such other and further assurances or other instruments in writing as may in the reasonable opinion of Beneficiary be necessary or appropriate to effect the intent and meaning hereof and shall deliver to Beneficiary an endorsement to Beneficiary's loan title insurance policy insuring that such fee title or other estate is subject to the lien of this Deed of Trust.

       (j) In the event that the Subject Lease is terminated and Grantor obtains a new lease directly from the owner of the Trust Property, this Deed of Trust shall attach to and cover and be a lien upon the leasehold estate so acquired and such leasehold estate shall become and be subject to the lien of and covered by this Deed of Trust. Grantor shall notify Beneficiary of any such lease and, on written request by Beneficiary, shall cause to be executed and recorded all such other and further assurances or other instruments in writing as may in the reasonable opinion of Beneficiary be necessary or appropriate, to effect the intent and meaning hereof and shall deliver to Beneficiary an endorsement to Beneficiary's loan title insurance policy insuring that such leasehold estate is subject to the lien of this Deed of Trust.

       (k) In the event that the Grantor as lessee under the Subject Lease exercises any option or right to purchase any parcel of land which option or right is granted under said Subject Lease, then upon the vesting of the title of such parcel in the Grantor, this Deed of Trust shall attach to and cover and be a lien upon the fee title or such other estate so acquired, and such fee title or other estate shall, without further assignment, mortgage or conveyance, become and be subject to the lien of and covered by this Deed of Trust.

       (l) If any action or proceeding shall be instituted to evict Grantor or to recover possession of any leasehold parcel or any part thereof or interest therein or any action or proceeding otherwise affecting the Subject Lease or this Deed of Trust shall be instituted, then Grantor will, immediately upon service thereof on or to Grantor, deliver to Beneficiary a notice of motion, order to show cause and of all other provisions, pleadings, and papers, however designated, served in any such action or proceeding.

       (m) The lien of this Deed of Trust shall attach to all of Grantor's rights and remedies at any time arising under or pursuant to Subsection 365(h) of the Bankruptcy Code, 11 U.S.C. 365(h), as the same may hereafter be amended (the "Bankruptcy Code"), including, without limitation, all of Grantor's rights to remain in possession of each leasehold parcel.

       (n) Grantor hereby unconditionally assigns, transfers and sets over to Trustee for the benefit of Beneficiary all of Grantor's claims and rights to the payment of damages arising from any rejection of the Subject Lease by the lessor or any other fee owner of any leasehold parcel or any portion thereof under the Bankruptcy Code. Notwithstanding the foregoing, provided that no Event of Default shall have occurred and be continuing, Grantor shall have the right to collect such damages. Beneficiary shall have the right to proceed in its own name or in the name of Grantor in respect of any claim, suit, action or proceeding relating to the rejection of the Subject Lease, including, without limitation, the right to file and prosecute, without joining or the joinder of Grantor, any proofs of claim, complaints, motions, applications, notices and other documents, in any case with respect to the lessor or any fee owner of all or a portion of any leasehold parcel under the Bankruptcy Code. This assignment constitutes a present, irrevocable and unconditional assignment of the foregoing claims, rights and remedies, and shall continue in effect until all of the Obligations shall have been satisfied and discharged in full. Any amounts received by Beneficiary as damages arising out of the rejection of the Subject Lease as aforesaid shall be applied first to all costs and expenses of Trustee or Beneficiary (including, without limitation, reasonable attorneys' fees) incurred in connection with the exercise of any of its rights or remedies under this paragraph. Grantor shall promptly make, execute, acknowledge and deliver, in form and substance satisfactory to Beneficiary, a UCC financing statement (Form UCC-1) and all such additional instruments, agreements and other documents, as may at any time hereafter be reasonably required by Beneficiary to effectuate and carry out the assignment pursuant to this paragraph.

       (o) If pursuant to Subsection 365(h)(2) of the Bankruptcy Code, 11 U.S.C.
Section 365(h)(2), Grantor shall seek to offset against the rent reserved in the Subject Lease the amount of any damages caused by the nonperformance by the lessor or any fee owner of any of their respective obligations under such Subject Lease after the rejection by the lessor or any fee owner of such Subject Lease under the Bankruptcy Code, then Grantor shall, prior to effecting such offset, notify Beneficiary of its intent to do so, setting forth the amount proposed to be so offset and the basis therefor. Beneficiary shall have the right to object to all or any part of such offset that, in the reasonable judgment of Beneficiary, would constitute a breach of such Subject Lease, and in the event of such objection, Grantor shall not effect any offset of the amounts so objected to by Beneficiary. Neither Beneficiary's failure to object as aforesaid nor any objection relating to such offset shall constitute an approval of any such offset by Beneficiary.

       (p) If an Event of Default shall occur and be continuing, if any action, proceeding, motion or notice shall be commenced or filed in respect of the lessor or any fee owner of any leasehold parcel, or any portion thereof or interest therein, or the Subject Lease in connection with any case under the Bankruptcy Code, then Beneficiary shall have the option, exercisable upon written notice from Beneficiary to Grantor, to conduct and control any such litigation with counsel of Beneficiary's choice. Beneficiary may proceed in its own name or in the name of Grantor in connection with any such litigation, and Grantor agrees to execute any and all powers, authorizations, consents or other documents required by Beneficiary in connection therewith. Grantor shall, upon demand, pay to Beneficiary all reasonable costs and expenses (including attorneys' fees) paid or incurred by Beneficiary in connection with the prosecution or conduct of any such proceedings. Grantor shall not commence any action, suit, proceeding or case, or file any application or make any motion, in respect of the Subject Lease in any such case under Bankruptcy Code without the prior written consent of Beneficiary which consent shall not be unreasonably withheld or delayed.

       (q) Grantor shall, after obtaining actual knowledge thereof, promptly notify Beneficiary of any filing by or against the lessor or fee owner of any leasehold parcel of a petition under the Bankruptcy Code. Grantor shall promptly deliver to Trustee and Beneficiary, following receipt, copies of any and all notices, summonses, pleadings, applications and other documents received by Grantor in connection with any such petition and any proceedings relating thereto.

       (r) If there shall be filed by or against Grantor a petition under the Bankruptcy Code and Grantor, as lessee under a Subject Lease, shall determine to reject such Subject Lease pursuant to Section 365(a) of the Bankruptcy Code, then Grantor shall give Beneficiary not less than twenty days' prior notice of the date on which Grantor shall apply to the Bankruptcy Court for authority to reject such Subject Lease. Beneficiary shall have the right, but not the obligation, to serve upon Grantor within such twenty day period a notice stating that Beneficiary demands that Grantor assume and assign such Subject Lease to Beneficiary pursuant to Section 365 of the Bankruptcy Code. If Beneficiary shall serve upon Grantor the notice described in the preceding sentence, Grantor shall not seek to reject such Subject Lease and shall comply with the demand provided for in the preceding sentence.

       (s) Effective upon the entry of an order for relief with respect to Grantor under the Bankruptcy Code, Grantor hereby assigns and transfers to Beneficiary a non-exclusive right to apply to the Bankruptcy Court under subsection 365(d)(4) of the Bankruptcy Code for an order extending the period during which the Subject Lease may be rejected or assumed.

       IN WITNESS WHEREOF, this Deed of Trust has been duly authorized and has been executed and delivered to Trustee and Beneficiary by Grantor on the date first written above.

                                              D.J. ORTHOPEDICS, LLC,

                                               by /s/ Cyril Talbot III
                                                  ------------------------------
                                                 Name: Cyril Talbot III
                                                 Title: V.P., CFO and Secretary

Attest:

   by /s/ Nicole L. Fenton
      ----------------------------
      Name: Nicole L. Fenton
            Witness

[CORPORATE SEAL]

               STATE OF CALIFORNIA

               COUNTY OF SAN DIEGO


     On this 25th day of June 1999, before me, the undersigned officer, personally appeared Cyril Talbot III, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that his/her signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.

               IN WITNESS WHEREOF, I hereunto set my hand and official seal.

               /s/ Agnes A. Cortez
               --------------------
               Notary Public

               [SEAL]

                                                                       Exhibit A
                                                            to the Deed of Trust

                                Legal Description

                                                                      Schedule A
                                                            to the Deed of Trust

                            Leases of Trust Property

                                                                      Appendix A

                                           Deed of Trust, Security Agreement and
                                                  Assignment of Leases and Rents

       1. The following provision is hereby added to the end of Section 1.11 of this Deed of Trust:

"This Deed of Trust shall also constitute a financing statement, filed as a fixture filing in the real estate records of the County of the State in which the Premises is located, with respect to any and all fixtures included within the terms "Improvements" under this Deed of Trust and to any goods or other personal property that are now or hereafter become a part of the Trust Property as fixtures."

       2. The Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, becomes a public record as provided by law. The Trustee shall not be obligated to perform any act required of it hereunder unless the performance of such act is requested in writing and the Trustee is reasonably indemnified against loss, cost, liability and expense.

       3. The Trustee (or Beneficiary) may from time to time apply in any Court of competent jurisdiction for aid and direction in the execution of the trusts and the enforcement of the rights and remedies available hereunder, and the Trustee (or Beneficiary) may obtain orders or decrees directing, confirming or approving acts in the execution of such trusts and the enforcement of such remedies. All costs and expenses of any such proceeding (including reasonable attorneys' fees) shall be borne by Grantor.

       4. Upon an Event of Default which is continuing, Beneficiary shall have the right, as more particularly set forth in the Credit Agreement, to declare all or any portion of the Secured Obligations secured hereby immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by Grantor, and exercise any or all of the remedies provided for in Article II hereof.

       5. Notwithstanding anything to the contrary contained herein, Beneficiary's rights and remedies under California Code of Civil Procedure
Section 736 shall not be waived, limited or otherwise adversely affected by virtue of a full or partial credit bid upon foreclosure of this Deed of Trust.

       6. The Credit Agreement, the Loan Documents, the Senior Note Documents or the Tranche A Exchange Note Purchase Agreements (with respect to the Trust Property) may contain provisions imposing a late charge and past due rate of interest if payments are not timely made, and prepayment restrictions and premiums as more particularly described in such documents.

       7. GRANTOR PLEASE NOTE: IN THE EVENT OF YOUR DEFAULT, THIS DEED OF TRUST AND APPLICABLE LAW PERMITS THE TRUSTEE TO SELL

THE TRUST PROPERTY AT A SALE HELD WITHOUT SUPERVISION BY ANY COURT AFTER EXPIRATION OF A PERIOD PRESCRIBED BY LAW. SEE SECTION 2.06 FOR A DESCRIPTION OF THIS PROCEDURE. UNLESS YOU PROVIDE AN ADDRESS FOR THE GIVING OF NOTICE, YOU MAY NOT BE ENTITLED TO OTHER NOTICE OF THE COMMENCEMENT OF SALE PROCEEDINGS. BY EXECUTION OF THIS DEED OF TRUST, YOU CONSENT TO THIS PROCEDURE. IF YOU HAVE ANY QUESTIONS CONCERNING IT, YOU SHOULD CONSULT YOUR LEGAL ADVISOR. BENEFICIARY AND TRUSTEE URGE YOU TO GIVE BENEFICIARY PROMPT NOTICE OF ANY CHANGE IN YOUR ADDRESS SO THAT YOU MAY RECEIVE ANY NOTICE OF DEFAULT AND NOTICE OF SALE GIVEN PURSUANT TO THIS DEED OF TRUST.

       8. Grantor requests that a copy of any notice of default and notice of sale hereunder be mailed to Grantor in the manner indicated in Section 3.02 of this Deed of Trust.

       9. Suretyship Waivers. Insofar as this Deed of Trust has been executed by Grantor to secure in part performance of the obligations of Borrower as described hereinabove. Grantor acknowledges the possibility that this Deed of Trust could be construed by a court of competent jurisdiction as a form of disguised guaranty of such obligations, notwithstanding the express intent of Grantor and Beneficiary that this Deed of Trust not be so construed as creating a relationship of surety and principal. However, if and to the extent that his Deed of Trust is construed by a court of competent jurisdiction to constitute a form of disguised guaranty, Grantor hereby expressly acknowledges and agrees as follows:

              (a) Unconditional Obligation.

                     The obligations, covenants, agreements and duties of
              Grantor shall in no way be affected or impaired by reason of the happening from time to time of any of the following events, even if such event takes place without notice to or the further consent of Grantor: (i) the waiver by Beneficiary of the performance or observance by Borrower, Grantor, or any other party of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents; (ii) the extension, in whole or in part, of the time for payment by Borrower or Grantor of any sums owing or payable under any of the Loan Documents; (iii) the modification or amendment, whether material or otherwise, of any of the obligations of Borrower under the Loan Documents, whether the same be in the form of a new agreement or the modification or amendment of an existing Loan Document (any of the foregoing being a "Modification"); provided, however, that unless such modification is required by law or on account of bankruptcy or insolvency, no Modification that has the effect of materially increasing the obligations of Grantor hereunder shall be effective against Grantor to the extent of such material increase unless Grantor shall be a party to, or consent to, such Modification, which consent Grantor agrees shall not be unreasonably withheld or delayed; provided, further, that if any Modification is made without such consent of Grantor, such Modification shall be ineffective as against Grantor only to the extent that same shall materially increase the obligations of Grantor under this Deed of Trust, it being expressly agreed that, even if such Modification has the effect of increasing the likelihood of a default by Borrower under the Loan Documents, Grantor shall remain liable to the full extent of this Deed of Trust as if such Modification had not been made; (iv) the doing or the omission of any of the acts referred to in the Loan Documents; (v) any failure, omission or delay on the part of Beneficiary to enforce, assert or exercise any right, power or remedy conferred on or available to Beneficiary in or by any of the Loan Documents or any action on the part of Beneficiary granting indulgence or extension in any form whatsoever; (vi) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the assets, marshaling of assets and liabilities, receivership, conservatorship, custodianship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting Borrower or Grantor or any of its assets; (vii) the inability of Beneficiary or Borrower to enforce any provision of the Loan Documents; (viii) any change in the relationship between Borrower and Grantor or any termination of such relationship; (ix) the inability of Borrower to perform, or the release of Borrow or Grantor from the performance of, any obligation, agreement, covenant, term or condition of Borrower under any of the Loan Documents and this Deed of Trust by reason of any law, regulation or decree, now or hereafter in effect; or (x) any action or inaction by Beneficiary that results in any impairment or destruction of any subrogation rights of Grantor or any rights of Grantor to proceed against Borrower for reimbursement.

              (b) Subrogation.

                     Grantor understands and acknowledges that Beneficiary's
              exercise of certain rights and remedies in the Loan Documents may affect or eliminate Grantor's right of subrogation against Borrower, and as result, Grantor may succeed to a partially or totally nonreimbursable liability under this Deed of Trust. Grantor hereby authorizes and empowers Beneficiary to exercise, in Beneficiary's own discretion, any rights and remedies or any combination thereof, which may then be available since it is the intent and purpose of Grantor that the obligations under this Deed of Trust shall be absolute, independent and unconditional under any and all circumstances. Until all of Borrower's obligations have been performed under the Loan Documents, Grantor: (i) shall have no right of subrogation against Borrower by reason of any payments or acts of performance by Grantor in compliance with the obligations of Grantor under this Deed of Trust; (ii) waives any right to enforce any remedy that Grantor may have against Borrower by reason of any one or more payments or acts of performance in compliance with the obligations of Grantor under this Deed of Trust; and (iii) subordinates any liability or indebtedness of Borrower held by Grantor to the obligations of Borrower to Beneficiary under any of the Loan Documents and any other instruments of indebtedness.

              (c) Waivers.

                     Grantor hereby waives: (i) diligence and demand of payment except as otherwise required hereunder; (ii) all notices to Grantor, to Borrower, or to any other person, including, but not limited to, notices of the creation, renewal, extension, modification, or accrual, of any obligations contained in the Loan Documents or notice of any other matters relating thereto not expressly required under the Loan Documents or this Deed of Trust;
              (iii) all demands whatsoever; (iv) any statute of limitations affecting liability under this Deed of Trust or the enforcement of this Deed of Trust; (v) any duty on the part of Beneficiary to disclose to Grantor any facts that it may now or hereafter know about Borrower, regardless of whether Beneficiary has reason to believes that any such facts materially increase the risk beyond that which Grantor intends to assume or has reason to believe that such facts are unknown to Grantor or has reasonable opportunity to communicate such facts to Grantor, it being understood and agreed that Grantor is fully responsible for being and keeping informed of the financial condition of Borrower and of all circumstances bearing on the risk of nonpayment of any amount hereby secured;
              (vi) all principal or provisions of law that conflict with the terms of this Deed of Trust or any circumstances which would otherwise constitute a legal or equitable discharge of Grantor hereunder; (vii) any right Grantor may have to require Beneficiary to proceed against Borrower or against any other party to foreclose any lien on any real or personal property, to exercise any right or remedy under the Loan Documents, or to pursue any other remedy, or to enforce any other right; and (viii) any and all benefits of California Civil Code Sections 2809, 2810, 2819, 2822, 2845, 2849, 2850 and 2855, and California Code of Civil Procedure Sections 580a, 580b, 580d and 726.

              (d) Acknowledgments.

                     Grantor specifically understands and agrees as follows: (i)
              that all of Grantor's obligations under this Deed of Trust are independent of the obligations of Borrower under the Loan Documents, and that a separate action may be bought against Grantor whether or not an action has commenced against Borrower under any such Loan Documents or from exercising any rights available to Beneficiary under the Loan Documents; (ii) nothing in this Deed of Trust shall prevent Beneficiary from suing on the Loan Documents; (iii) that the exercise of any of Beneficiary's rights under this Deed of Trust shall not constitute a legal or equitable discharge of Grantor; and (iv) that under certain circumstances, if Beneficiary elects to nonjudicial foreclose on real property (if any) owned by Borrower in the State of California, Grantor's subrogation rights against Borrower will be destroyed because California Code of Civil Procedure Section 580d precludes anyone, including Grantor, from obtaining a deficiency judgment after a nonjudicial foreclosure sale, and that Grantor has waived any defense it may have based upon the loss of Grantor's subrogation rights against Borrower resulting from Beneficiary's



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
              election to nonjudicial foreclose on real property owned by Borrower (if any) located in the State of California to the Deed of Trust.



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